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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 1, 2000
                                                          ------------

                      Horizon Organic Holding Corporation
                     ------------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                   000-24337              84-1405007
--------------------------------     --------------     ----------------------
  (State or other jurisdiction        (Commission           (IRS Employee
       of incorporation)              File Number)       Identification No.)



        6311 Horizon Lane, Longmont, Colorado                      80503
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       (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code: (303) 530-2711
                                                          --------------



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         (Former name or former address, if changed since last report)


                        EXHIBIT INDEX APPEARS ON PAGE 5
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Item 2.  Acquisition or Disposition of Assets.

(a)  Acquisition Information.
     ------------------------

     On June 1, 2000, Horizon Organic Holding Corporation (the "Corporation"), through a wholly owned subsidiary, acquired all of the outstanding and issued stock of Meadow Farms Limited ("Meadow Farms") (hereinafter, the "Acquisition").

     Meadow Farms is a private company incorporated in England and Wales, and is based in Devon, England. All of the outstanding and issued stock of Meadow Farms was owned by a group of 10 members of one family (the "Sellers").

     Upon acquiring all of the outstanding and issued stock of Meadow Farms, the Corporation acquired control of the following assets: accounts receivable; goodwill and general intangibles including a management contract with Dunsford Management to manage Meadow Farms' operations and leases of the real property where the business is located; office furniture and equipment; milk processing equipment; milk tanks; and customer lists. The final determination as to the assets of Meadow Farms is subject to an audit as described below.

     The Acquisition includes the Meadow Farms wholly owned subsidiary, Organic Dairies Limited, which operates a processing and packaging plant that produces fluid milk in plastic bottles and paperboard cartons (the "Plant"). The Plant processes all of the organic milk marketed and sold by Meadow Farms.

     The total amount of consideration paid by the Corporation in order to complete the Acquisition involved two components. First, the Corporation owed the Sellers a lump sum payment for covenants not to compete (the "Covenant Consideration"). Second, the Corporation owed the Sellers for the shares of Meadow Farms a payment based upon the following formula (the "Share Consideration"). The Share Consideration is subject to adjustment based upon an audit of Meadow Farms' financial statesments after the closing. The Share Consideration is an amount equal to the sum of Meadow Farms' previous twelve month's sales less the extent to which the Fixed Asset Value (the aggregate of the net book value of fixed assets) of Meadow Farms is below $1,353,150 and less the extent to which the Net Current Asset Value (the aggregate amount of the current assets less the aggregate amount of the liabilities) of Meadow Farms is a negative number, as determined during the audit to be performed on behalf of the Corporation. The Share Consideration was further reduced by the amount of the Covenant Consideration.

     All amounts set forth herein are in U.S. dollars and are based on the U. S. Bank, N.A. Foreign Exchange Rate of 1.5035 on May 31, 2000.

     The actual payments are in three parts. First, at the closing of the Acquisition, the Corporation paid the Sellers a total of $45,105 for the Covenant Consideration. Second, at the

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closing of the Acquisition, the Corporation paid the Sellers $20,909,175 as a provisional payment for the Share Consideration, subject to adjustment based upon the final audit. Third, upon the completion of the audit, the Corporation will pay the Sellers the balance owed, if any, on the Share Consideration based upon the formula set forth above and the determinations of the final audit. The total Share Consideration is subject to a maximum amount of $23,635,020.

     At this time, the total consideration to be paid by the Corporation has not been determined. The Corporation intends to file an amendment to this Form 8-K within sixty (60) days of the date of this report in order to file the financial statements of Meadow Farms and related pro forma financial statements consistent with the SEC's rules and regulations. At that time, the Corporation intends to provide information about the total consideration actually paid to the Sellers for the Acquisition.

     The Acquisition was financed with a $25,000,000 Senior Secured Term Note from U.S. Bank, N.A. Simultaneously, the Corporation increased its Senior Secured Revolving Credit Facility with U.S. Bank, N.A. from $20,000,000 to $25,000,000.

     There are no material relationships between the Sellers and the Corporation or its officers.

(b)  Assets and Plant.
     ----------------

     Meadow Farms is a leading processor and supplier of organic fluid milk in the United Kingdom. Meadow Farms produces private label organic milk for leading supermarket chains in the United Kingdom. Meadow Farms sources, processes, sells and markets organic fluid dairy milk and cream. Meadow Farms contracts for the purchase of organic milk from about 100 organic dairy farms via the Organic Milk Suppliers Cooperative, which operates in England and Wales.

     Meadow Farms owns the Plant described above. The Corporation intends to continue to process organic milk at the Plant in substantially the same manner as the Plant has been used by Meadow Farms. The land and building constituting the Plant are leased and the equipment constituting the Plant is owned by the Corporation.

     The Corporation will continue to conduct the same business as Meadow Farms was conducting prior to the Acquisition. In addition, the Corporation has plans to expand the operations of Meadow Farms to include introduction of the Horizon Organic(R) brand name to the United Kingdom market.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following documents are filed as part of this Form 8-K.

(a)  Financial Statements of Business Acquired. The financial statements of
     -----------------------------------------
     Meadow Farms Limited will be filed by amendment to this Form 8-K within the sixty (60) day period provided for in Item 7 (a)(4) of Form 8-K.

(b)  Pro Forma Financial Statements. The pro forma financial statements of
     ------------------------------
     Meadow Farms Limited will be filed by amendment to this Form 8-K within the sixty (60) day period provided for in Item 7 (a)(4) of Form 8-K.

(c)  Exhibits.  See Exhibit Index on page 5.
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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                    HORIZON ORGANIC HOLDING CORPORATION


Dated: June 1, 2000      By:  /s/ Don J. Gaidano
                            --------------------------------------------------
                                  Don J. Gaidano
                                  Vice President, Finance and Administration,
                                  Chief Financial Officer, Treasurer and
                                  Assistant Secretary (principal financial and
                                  accounting officer of the Company)

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                                 EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

     2.1            Share Sale Agreement Dated May 31, 2000 (the "Agreement").
                    As allowed in Item 601 of Regulation S-K, some of the schedules to the Agreement have not been filed herewith. A list of the schedules to the Agreement is contained in the table of contents of the Agreement. A list of the omitted schedules to the Agreement is set forth as Exhibit 99.1. The Registrant hereby agrees to furnish a copy to the Commission of any omitted schedule upon request.

    99.1            Omitted Schedule List

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